Exhibit 10.47

To:	Globalstar, Inc.
300 Holiday Square Boulevard Covington, Louisiana 70433 United States of America
Attention: James Monroe III

From: BNP Paribas, as the COFACE Agent

Date: 12th October 2012

By Express Mail and E-mail

Dear Sirs,

Waiver Letter No.11 - COFACE Facility

1.	We refer to:

	(a)	the facility agreement dated 5 June 2009 between Globalstar, Inc. as the Borrower, BNP Paribas, Societe Generale, Natixis, Credit Agricole Corporate and Investment Bank and Credit Industriel et Commercial as the Mandated Lead Arrangers, BNP Paribas as the Security Agent and the COFACE Agent and the banks and financial institutions listed in schedule 1 (Lenders and Commitments) thereto as the Original Lenders, as amended from time to time (the "Facility Agreement");

(b)	the reservation of rights letter dated 29 June 2012 from the COFACE Agent to the Borrower (the "Reservation of Rights Letter");

(c)	the amendment and waiver request letter dated 3 July 2012 from the Borrower to the COFACE Agent (the "Request Letter") setting out, among other things, certain Defaults;
(d)	the letter dated 24 July 2012 from the COFACE Agent to the Borrower (the "Relevant Utilisation Request Letter") with respect to the Relevant Utilisation Request (as such term is defined in the Relevant Utilisation Request Letter);

(e)	the letter dated 20 September 2012 from the Borrower to the COFACE Agent setting out various responses from the Borrower to the various requirements of the Lenders as detailed in the Relevant Utilisation Request Letter (the "Response Letter"); and

(f)	the contingent equity funding notice dated 19 September 2012 from the Borrower to BNP Paribas and Thermo (the "Contingent Equity Funding Notice").

2.	Unless otherwise defined herein, terms and expressions defined in the Reservation of Rights Letter shall have the same meaning when used in this letter (the "Letter").

3.	We write to you in our capacity as COFACE Agent under the Finance Documents acting in our capacity as facility agent and Chef de File for and on behalf of the Finance Parties.

4.	As at the date of this Letter, certain Events of Default have occurred and are continuing.

5.	Following receipt by the COFACE Agent of the Response Letter, for the sole purpose of permitting the Utilisation referred to in the Relevant Utilisation Request (as such term is defined in the Relevant Utilisation Request Letter), subject to the terms of this Letter, the Lenders waive the condition precedent to a Utilisation set out in clause 4.2(a) (Further Conditions Precedent) of the Facility Agreement that "no Default is continuing or would be likely to result from the proposed Loan".

6.	Pursuant to clause 6.2 (Permitted Withdrawals from the Thermo Contingent Equity Account and the Borrower Contingent Equity Account) of the Accounts Agreement, no amounts may be withdrawn from the Thermo Contingent Equity Account in accordance with clause 6.3(a)(ii)(B) (Contingent Equity Funding) of the Accounts Agreement if a Default has occurred and is continuing.

7.	Subject to paragraph 8 below and the other terms of this Letter, the COFACE Agent (acting on the instructions of the Majority Lenders) agrees to waive the requirement that:

(a)	pursuant to clause 6.2 (Permitted Withdrawals from the Thermo Contingent Equity Account and the Borrower Contingent Equity Account) of the Accounts Agreement, "no Default has occurred and is continuing";

(b)	in accordance with clause 6.3(a)(ii)(B) (Contingent Equity Funding) of the Accounts Agreement, within five (5) Business Days of its determination of a Forecast Deficiency (as such term is defined in the Accounts Agreement) the Borrower must notify the COFACE Agent of such Deficiency (as such term is defined in the Accounts Agreement) and the reasons (in reasonable detail) therefor;

(c)	in accordance with clause 6.3(b)(ii) (Contingent Equity Funding) of the Accounts Agreement, the Contingent Equity Funding Notice must specify "reasonable detail regarding the nature of the Deficiency"; and
(d)	in accordance with clause 6.3(b)(ii) (Contingent Equity Funding) of the Accounts Agreement, the Contingent Equity Funding Notice must specify the "due date for payment of the Deficiency",

in each case, solely for the purpose of permitting a transfer from the Thermo Contingent Equity Account to the Collection Account in an amount equal to seven million three hundred thousand Dollars (US$7,300,000) referred to in the Contingent Equity Funding Notice on a date no earlier than the date of this Letter (the "Relevant Transfer").

8.	The Offshore Account Bank shall only be obliged to make the Relevant Transfer if, no later than five (5) Business Days following the date of this Letter, the Borrower delivers written notice to the COFACE Agent setting out:

(a)	the reasons (in reasonable detail) as to why the Deficiency has arisen and the nature of such Deficiency; and

(b)	the due date for payment of the Deficiency.

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9.	The granting of the waivers referred to above shall in no circumstances be construed to be a:

(a)	permanent waiver of clause 4.2(a) (Further Conditions Precedent) of the Facility Agreement; or

(b)	other than for the sole purpose described above, waiver of any:

(i)	Relevant Default; or
(ii)	other Default which has occurred or which may occur in the future (and whether or not any Finance Party is aware of the same), including, but not limited to, any rights which may arise under clause 24 (Remedies upon an Event of Default) of the Facility Agreement.

10.	Notwithstanding the granting of the waivers referred to above, nothing in this Letter shall be construed to be an acceptance, approval or consent from the Lenders of any of the actions proposed to be taken by the Borrower in the Response Letter including, without limitation, the incurrence of any Financial Indebtedness in respect of "Phase 3" or the amount of any equity contributions to be made to the Borrower.

11.	This Letter is provided without prejudice to:

(a)	the Reservation of Rights Letter; and

(b)	each Obligor's continuing obligations under the Finance Documents to which it is a party and which continuing obligations shall remain in full force and effect.

12.	The Lenders agree that for the sole purpose of this Letter only, the Waiver Fees (as such term is defined in the sixth amendment letter to the Facility Agreement dated 30 March 2011 and entered into between, amongst others, the Obligors and certain other parties to the Facility Agreement ("Amendment Letter No.6")) shall not apply to this Letter. For the avoidance of doubt, unless agreed to the contrary by the Lenders, paragraph 6 (Payment of Waiver Fees) of Amendment Letter No.6 shall apply to any additional waivers and/or amendments (howsoever described) agreed to by the Lenders in respect of the Finance Documents after the date of this Letter.

13.	Each Obligor confirms in favour of the COFACE Agent that:

(a)	it hereby agrees to the terms and conditions of this Letter; and

(b)	notwithstanding this Letter, each Finance Document to which it is a party remains in full force and effect and the rights, duties and obligations of each Obligor are not, except as expressly stated to the contrary in this Letter, released, discharged or impaired by this Letter.

14.	The following provisions of the Facility Agreement are incorporated into this Letter, mutatis mutandis, as if set out in this Letter with references to "this Agreement" being construed as references to this Letter: clauses 17 (Costs and Expenses), 35 (Partial Invalidity), 38 (Counterparts), 39 (Governing Law) and 40 (Enforcement).

15.	This Letter shall constitute a Finance Document.

16.	Any failure by the Borrower to comply with this Letter shall, subject to any applicable grace periods under the Finance Documents, constitute an Event of Default.

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17.	Other than as set out in this Letter, each Finance Document shall remain in full force and effect. Each Finance Party reserve all other rights or remedies it may have now or in the future.

18.	Other than in respect of each Finance Party, a person who is not a party to this Letter may not rely on it and the terms of the Contracts (Rights of Third Parties) Act 1999 are excluded.

 Please confirm your acceptance of and agreement to, the provisions of this Letter by signing and dating the enclosed copy of this Letter and returning it to the COFACE Agent.

Yours faithfully

/s/ Jean Philippe Poirier

/s/ E. Galzy

For and on behalf of
BNP Paribas
as COFACE Agent for and on behalf of the Finance Parties

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Acknowledged and agreed

For and on behalf of

Globalstar, Inc.

as Borrower

/s/ James Monroe III

By: James Monroe III

Title: CEO
Date: 10/12/12

Acknowledged and agreed

For and on behalf of

Thermo Funding Company LLC

as Obligor

/s/ James Monroe III

By: James Monroe III

Title: Manager
Date: 10/12/12

Acknowledged and agreed

For and on behalf of

GSSI, LLC

as Subsidiary Guarantor

/s/ James Monroe III

By: James Monroe III

Title: CEO
Date: 10/12/12

Acknowledged and agreed

For and on behalf of

Globalstar Security Services, LLC

as Subsidiary Guarantor

/s/ James Monroe III

By: James Monroe III

Title: CEO
Date: 10/12/12

Acknowledged and agreed

For and on behalf of

Globalstar C, LLC

as Subsidiary Guarantor

/s/ James Monroe III

By: James Monroe III

Title: CEO
Date: 10/12/12

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Acknowledged and agreed

For and on behalf of

Globalstar USA, LLC

as Subsidiary Guarantor

/s/ James Monroe III

By: James Monroe III

Title: CEO
Date: 10/12/12

Acknowledged and agreed

For and on behalf of

Globalstar Leasing LLC

as Subsidiary Guarantor

/s/ James Monroe III

By: James Monroe III

Title: CEO
Date: 10/12/12

Acknowledged and agreed

For and on behalf of

Spot LLC

as Subsidiary Guarantor

/s/ James Monroe III

By: James Monroe III

Title: CEO
Date: 10/12/12

Acknowledged and agreed

For and on behalf of

ATSS Canada, Inc.

as Subsidiary Guarantor

/s/ James Monroe III

By: James Monroe III

Title: CEO
Date: 10/12/12

Acknowledged and agreed

For and on behalf of

Globalstar Brazil Holdings, L.P.

as Subsidiary Guarantor

/s/ James Monroe III

By: James Monroe III

Title: CEO
Date: 10/12/12

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Acknowledged and agreed

For and on behalf of

GCL Licensee LLC

as Subsidiary Guarantor

/s/ James Monroe III

By: James Monroe III

Title: CEO
Date: 10/12/12

Acknowledged and agreed

For and on behalf of

GUSA Licensee LLC

as Subsidiary Guarantor

/s/ James Monroe III

By: James Monroe III

Title: CEO
Date: 10/12/12

Acknowledged and agreed

For and on behalf of

Globalstar Licensee LLC

as Subsidiary Guarantor

/s/ James Monroe III

By: James Monroe III

Title: CEO
Date: 10/12/12

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